MFS(R) GOVERNMENT SECURITIES FUND
JULY 1, 1999
                                                   Supplement to the Prospectus

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares
--------------------------------------------------------------------------------

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated July 1, 1999. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.

I  RISK RETURN SUMMARY

o   Performance Table

     The "Performance Table" is intended to show how the average annual total returns of the Class I shares of the fund compare to a broad measure of market performance. The table is supplemented as follows:


    Average Annual Total Returns as of December 31, 1998
    ...........................................................................


                                                1 Year          5 Years         10 Years
     Class I shares                               8.72%          6.79%           8.46%
     Lehman Brothers Government/Mortgage
       Bond Index*+                               8.72%          7.18%           9.14%


    -----------

    * The Lehman Brothers Government/Mortgage Bond Index (the Lehman Index) is an unmanaged index of U.S. Treasury, government-agency and mortgage-backed securities.
    +   Source: AIM


    The fund commenced investment operations on July 25, 1984 with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.

II EXPENSE SUMMARY


o   Expense Table

    The "Expense Table" is supplemented as follows:

    Annual Fund Operating Expenses (expenses that are deducted from fund assets)
    ............................................................................

    Management Fees ...............................        0.40%
    Distribution and Service (12b-1) Fees .........        0.00%
    Other Expenses(1) .............................        0.26%
                                                          -----
    Total Annual Fund Operating Expenses ..........        0.66
      Fee Waiver(2) ...............................       (0.10)%
      Net Expenses ................................        0.56%


     --------
    (1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund.
    (2) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.30% annually of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least July 1, 2000, absent an earlier modification approved by the Board of Trustees which oversees the fund.

o   Example of Expenses


     These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

     The examples assume that:
     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;
     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     o The fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:



Share Class              Year 1     Year 3     Year 5     Year 10
---------------------   --------   --------   --------   --------
  Class I shares          $57        $201       $358        $813

    III DESCRIPTION OF SHARE CLASSES


    The "Description of Share Classes" is supplemental as follows:

    If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

    The following eligible institutional investors may purchase class I shares:
    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and
    o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

    In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.

IV  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


    The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

    You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

V  FINANCIAL HIGHLIGHTS


    The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:


    Financial Statements -- Class I Shares
    ...........................................................................

                                                                        Year Ended
                                                                   ---------------------
                                                                       February 28,
                                                                   ---------------------
                                                                                           Period Ended
                                                                      1999       1998        2/28/97*
                                                                   ---------- ----------  -------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period ..........................   $ 9.69     $ 9.40        $ 9.41
                                                                     ------     ------        ------
 Income from investment operations# --
  Net investment income[sec] .....................................   $ 0.59     $ 0.62        $ 0.10
  Net realized and unrealized gain (loss) on investments .........     0.01       0.31         (0.01)
                                                                     ------     ------        ------
   Total from investment operations ..............................   $ 0.60     $ 0.93        $ 0.09
                                                                     ------     ------        ------
Less distributions declared to shareholders
 from net investment income ......................................   $(0.60)    $(0.64)       $(0.10)
Net asset value -- end of period .................................   $ 9.69     $ 9.69        $ 9.40
                                                                     ======     ======        ======
   Total return ..................................................     6.37%     10.31%         1.03%++
Ratios (to average net assets)/ Supplemental data[sec]:
 Expenses## ......................................................     0.57%      0.53%         0.48%+
 Net investment income ...........................................     6.13%      6.85%         7.22%+
Portfolio turnover ...............................................      176%       212%          339%
Net assets at end of period (000 omitted) ........................   $6,634     $7,560        $  470

    --------
       * For the period from the inception of Class I shares, January 2, 1997, through February 28, 1997.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
   [sec] The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:


       Net investment income ....................................     $0.58      $0.61         $0.09
       Ratios (to average net assets):
        Expenses## ..............................................      0.67%      0.63%         0.63%+
        Net Investment income ...................................      6.03%      6.75%         7.07%+

     The date of this Supplement is July 1, 1999.

MFS(R) GOVERNMENT SECURITIES FUND
JULY  1, 1999



                                                                      Prospectus

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares
--------------------------------------------------------------------------------

This Prospectus describes the MFS Government Securities Fund. The investment objective of the fund is current income and preservation of principal.

The Securities and Exchange Commission has not approved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                                                    Page
I      Risk Return Summary ........................................    1
II     Expense Summary ............................................    5
III    Certain Investment Strategies and Risks ....................    7
IV     Management of the Fund .....................................    8
V      Description of Share Classes ...............................    9
VI     How to Purchase, Exchange and Redeem Shares ................   13
VII    Investor Services and Programs .............................   17
VIII   Other Information ..........................................   19
IX     Financial Highlights .......................................   22
       Appendix A -- Investment Techniques and Practices ..........  A-1

I  RISK RETURN SUMMARY

o    Investment Objective

     Current income and preservation of principal.
     The fund's objective may be changed without shareholder approval.


o    Principal Investment Policies

     The fund invests, under normal market conditions, at least 80% of its total assets in U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

     In order to make the fund an eligible investment for federal credit unions and national banks, the fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The fund will comply with all investment limitations applicable to federal credit unions.

     In selecting fixed income investments for the fund, the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.


o    Principal Risks of an Investment

     The principal risks of investing in the fund and the circumstances reasonably likely to cause - the value of your investment in the fund to decline are described below. The share price of the fund may change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.


     The principal risks of investing in the fund are:

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

     o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

     o Mortgage-Backed Securities:

       - Maturity Risk:

         + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

           # When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

           # When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

       - Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on the mortgage-backed securities purchased by the fund.

     o Active or Frequent Trading Risk: The fund has and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o    Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of - investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


     Bar Chart

     The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year for the past ten years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                           1989                    12.02%
                           1990                     7.81%
                           1991                    14.21%
                           1992                     7.21%
                           1993                     9.63%
                           1994                   (3.28)%
                           1995                    19.51%
                           1996                      .79%
                           1997                     9.24%
                           1998                     8.33%




    The total return for the fund's class A shares for the three month period ended March 31, 1999 was (0.77)%. During the period shown in the bar chart, the highest quarterly return was 6.76% (for the calendar quarter ended June 30, 1989) and the lowest quarterly return was (3.35)% (for the calendar quarter ended March 31, 1996).

    Performance Table

    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and assumes the reinvestment of distributions.


    Average Annual Total Returns as of December 31, 1998
    ...........................................................................


                                                      1 Year         5 Year         10 Year
     Class A shares                                    3.18%          5.60%           7.85%
     Class B shares                                    3.62%          5.59%           7.97%
     Class C shares                                    6.74%          6.26%           8.19%
     Lehman Brothers Government/Mortgage Bond
       Index (the Lehman Index)*+                      8.72%          7.18%           9.14%

    --------
    * The Lehman Brothers Government/Mortgage Bond Index (the Lehman Index) is an unmanaged index of U.S. Treasury, government-agency and mortgage-backed securities.

    +     Source: AIM

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.


    The fund commenced investment operations on July 25, 1984 with the offering of Class A shares, and subsequently offered class B shares on August 30, 1993, and Class C shares on April 1, 1996. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and class C shares are higher than those of class A shares, this blended class B and class C share performance is lower than the performance of class B and class C shares would have been had class B and class C shares been offered for the entire period. If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

     II EXPENSE SUMMARY


o    Expense Table

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     Shareholder Fees (fees paid directly from your investment):
     .........................................................................

                                                           Class A       Class B      Class C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price) .........  4.75%         0.00%        0.00%
    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price or
    redemption proceeds, whichever is less) ...............  See Below(1)  4.00%        1.00%

    Annual Fund Operating Expenses (expenses that are deducted from fund assets):
    .............................................................................

    Management Fees ..................................       0.40%         0.40%        0.40%
    Distribution and Service (12b-1) Fees(2) .........       0.35%         1.00%        1.00%
    Other Expenses(3) ................................       0.26%         0.26%        0.26%
                                                            -----         -----        -----
    Total Annual Fund Operating Expenses .............       1.01%         1.66%        1.66%
      Fee Waiver(4) ..................................     (0.10)%       (0.10)%      (0.10)%
                                                            -----         -----        -----
      Net Expenses ...................................       0.91%         1.56%        1.56%


    ---------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.
    (4) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.30% annually of the average daily net assets of the fund. This contractual fee arrangements will remain in effect until at least July 1, 2000 absent an earlier modification approved by the Board of Trustees which oversees the fund.

o    Example of Expenses

     These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The examples assume that:
     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;
     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     o The fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


Share Class                                        Year 1     Year 3      Year 5     Year 10
--------------------------------------------------------------------------------------------
     Class A shares                                $ 563      $ 772      $  997      $1,644
     Class B shares
       Assuming redemption at end of period        $ 559      $ 814      $1,093      $1,784
       Assuming no redemption                      $ 159      $ 514      $  893      $1,784
     Class C shares
       Assuming redemption at end of period        $ 259      $ 514      $  893      $1,957
       Assuming no redemption                      $ 159      $ 514      $  893      $1,957

o    III CERTAIN INVESTMENT STRATEGIES AND RISKS


     Further Information on Investment Strategies and Risks

     The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).


o    Temporary Defensive Policies

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

     IV  MANAGEMENT OF THE FUND


o    Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $103.71 billion on behalf of approximately 4.1 million investor accounts as of March 31, 1999. As of such date, the MFS organization managed approximately $82.77 billion of net assets in equity funds and equity portfolios. Approximately $20.95 billion of the assets managed by MFS are invested in fixed income securities. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund pays MFS an annual management fee equal to the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.25% of the fund's average daily net assets plus 3.40% of the fund's gross income (i.e. income other than from the sale of securities). MFS has contractually agreed to waive its right to receive a portion of this fee as described under "Expense Summary."


     For the fund's fiscal year ended February 28, 1999, MFS received management fees of 0.40% of the fund's average daily net assets.



o    Portfolio Manager

     The fund's portfolio manager is Steven E. Nothern, a Senior Vice President of MFS. Mr. Nothern has been the portfolio manager of the fund since January, 1991 and has been employed as a portfolio manager by MFS since 1986.

o    Administrator

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o    Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.


o    Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, - performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

     V  DESCRIPTION OF SHARE CLASSES


     The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them.


o    Sales Charges

     You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

     If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o    Class A Shares

     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

     Purchases Subject to an Initial Sales Charge. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                        Sales Charge* as Percentage of:
                                        -------------------------------
                                          Offering         Net Amount
     Amount of Purchase                     Price           Invested
     Less than $100,000                     4.75%             4.99
     $100,000 but less than $250,000        4.00              4.17
     $250,000 but less than $500,000        2.95              3.04
     $500,000 but less than $1,000,000      2.20              2.25
     $1,000,000 or more                     None**            None**

     --------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     **   A 1% CDSC will apply to such purchases, as discussed below.

    Purchases Subject to a CDSC (but not an initial sales charge). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

    In addition, purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

      -     the plan had established an account with MFSC; and

      - the sponsoring organization had demonstrated to the satisfaction of MFD that either;

           + the employer had at least 25 employees; or


           + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

      - the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

      -     the plan establishes an account with MFSC on or after July 1, 1996;

      - the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and


      - the plan has not redeemed its class B shares in the MFS funds in order to purchase class A shares under this category.


    o Investments in class A shares by certain retirement plans subject to ERISA, if

      -     the plan establishes an account with MFSC on or after July 1, 1996;
            and


      - the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds.


           The retirement plan will qualify under this category only if the plan or its sponsoring organization informs MFSC prior to the purchases that the plan has a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; MFSC has no obligation independently to determine whether such a plan qualifies under this category; and

    o Investments in class A shares by certain retirement plans subject to ERISA, if

      -     the plan establishes an account with MFSC on or after July 1, 1997;

      -     the plan's records are maintained on a pooled basis by MFSC; and

      - the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


o    Class B Shares

     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

     The CDSC is imposed according to the following schedule:


                                       Contingent Deferred
Year of Redemption After Purchase         Sales Charge
-----------------------------------   --------------------
     First                                     4%
     Second                                    4%
     Third                                     3%
     Fourth                                    3%
     Fifth                                     2%
     Sixth                                     1%
     Seventh and following                     0%

     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.


o    Class C Shares

     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.


o    Calculation of CDSC

     As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

     o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

     o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

     o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.


o    Distribution and Service Fees

     The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

     VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."


o    How to Purchase Shares

     Initial Purchase. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

     o if you establish an automatic investment plan;

     o if you establish an automatic exchange plan; or

     o if you establish an account under either:

       - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       -    employer sponsored investment programs.

     The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
     Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

     Adding to Your Account. There are several easy ways you can make additional investments of at least $50 to your account:

     o send a check with the returnable portion of your statement;

     o ask your financial adviser to purchase shares on your behalf;

     o wire additional investments through your bank (call MFSC first for instructions); or

     o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o    How to Exchange Shares

     You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

        Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.


        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the fund and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.



o    How to Redeem Shares

     You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

        Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared which may take up to 15 days from the purchase date.

     Redeeming Directly Through MFSC

     o By telephone. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

     o By mail. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

     Redeeming Through Your Financial Adviser. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     Signature Guarantee/Additional Documentation. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.


o    Other Considerations

     Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

     Excessive Trading Practices. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

     Reinstatement Privilege. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

     In-kind Distributions. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

     Involuntary Redemptions/Small Accounts. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

     VII  INVESTOR SERVICES AND PROGRAMS


     As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.


o    Distribution Options

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

     o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     o Dividends in cash; capital gain distributions reinvested in additional shares; or

     o Dividends and capital gain distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o    Purchase and Redemption Programs

     For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

     Automatic Investment Plan. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

     Automatic Exchange Plan. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class

     A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

     Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

     Distribution Investment Program. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

     Letter of Intent (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

     Right of Accumulation. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

     Systematic Withdrawal Plan. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

     Free Checkwriting. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

     Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

     VIII  OTHER INFORMATION

o    Pricing of Fund Shares

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

     o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

     o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o    Distributions

     The fund intends to pay substantially all of its net income (excluding any realized net capital gains) to shareholders as dividends at least monthly. Any realized net capital gains are distributed at least annually.


o    Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

     Taxability of Distributions. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

     You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o    Unique Nature of Fund

     MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.


o    Year 2000 Readiness Disclosure

     The fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000. MFS recognizes the importance of the Year 2000 issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy, strategy formulation, communications and issues resolution with respect to Year 2000 issues. While MFS systems will be tested for

     Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the fund operate and in MFS' own business environment. MFS has been working with the fund's other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which the fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the fund.


o    Provision of Annual and Semiannual Reports

     To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

     IX  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.


     Class A Shares
     .........................................................................

                                                                              Year Ended
                                                  -------------------------------------------------------------------
                                                               February 28,
                                                  --------------------------------------
                                                                                          February 29,   February 28,
                                                      1999         1998         1997          1996           1995
                                                  ------------ ------------ ------------ -------------- -------------
    Per share data (for a share outstanding
     throughout each period):
     Net asset value -- beginning of period .....   $  9.69      $  9.40      $  9.67       $  9.22       $  9.79
                                                    -------      -------      -------       -------       -------
     Income from investment operations# --
      Net investment income[sec] ................   $  0.56      $  0.62      $  0.62       $  0.66       $  0.67
      Net realized and unrealized gain (loss)
       on investments ...........................      0.01         0.28        (0.28)         0.45         (0.58)
                                                    -------      -------      --------      -------       --------
       Total from investment operations .........   $  0.57      $  0.90      $  0.34       $  1.11       $  0.09
                                                    -------      -------      --------      -------       --------
    Less distributions declared to shareholders
     from net investment income .................   $ (0.57)    $  (0.61)     $ (0.61)      $ (0.66)      $ (0.66)
    Net asset value -- end of period ............   $  9.69      $  9.69      $  9.40       $  9.67       $  9.22
                                                    ========     ========     ========      ========      ========
    Total return++ ..............................      6.00%        9.91%        3.67%        12.29%         1.21%
    Ratios (to average net assets)/
     Supplemental data[sec]:
     Expenses## .................................      0.92%        0.94%        0.91%         0.84%         0.79%
     Net investment income ......................      5.76%        6.50%        6.56%         6.83%         7.24%
    Portfolio turnover ..........................       176%         212%         339%          352%          385%
    Net assets at end of period
     (000 omitted) ..............................  $335,993     $282,809     $293,286      $322,740      $318,116

  -----------
     #  Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend dispursing agent. For fiscal years ending after September 1, 1995, the fund's expenses are calculated without reduction for this expense offset arrangement.
    ++ Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  [sec] The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:



       Net investment income ..........               $0.55        $0.61        $0.61         $0.64         $0.65
       Ratios (to average net assets):
        Expenses## ....................                1.02%        1.04%        1.06%         1.05%         1.05%
        Net investment income .........               5.66%         6.40%        6.41%         6.62%         6.98%

     Class B Shares
     .........................................................................

                                                                              Year Ended
                                                  -------------------------------------------------------------------
                                                               February 28,
                                                  --------------------------------------
                                                                                          February 29,   February 28,
                                                      1999         1998         1997          1996           1995
                                                  ------------ ------------ ------------ -------------- -------------
    Per share data (for a share outstanding
     throughout each period):
     Net asset value -- beginning of period .....   $   9.68     $   9.39     $   9.66      $   9.22      $   9.78
                                                    --------     --------     --------      --------      --------
     Income from investment operations# --
      Net investment income[sec] ................   $   0.50     $   0.55     $   0.55      $   0.59      $   0.59
      Net realized and unrealized gain (loss)
       on investments ...........................       0.01         0.28         (0.28)        0.44         (0.56)
                                                    --------     --------     --------      --------      --------
       Total from investment operations .........   $   0.51     $   0.83     $   0.27      $   1.03      $   0.03
                                                    --------     --------     --------      --------      --------
    Less distributions declared to shareholders
     from net investment income .................   $  (0.51)    $  (0.54)    $  (0.54)     $  (0.59)     $  (0.59)
                                                    --------     --------     --------      --------      --------
    Net asset value -- end of period ............   $   9.68      $  9.68     $   9.39      $   9.66      $   9.22
                                                    ========     ========     ========      ========      ========
    Total return ................................       5.32%        9.17%        2.92%        11.46%         0.57%
    Ratios (to average net assets)/
     Supplemental data[sec]:
     Expenses## .................................       1.57%        1.59%        1.62%         1.56%         1.51%
     Net investment income ......................       5.08%        5.84%        5.85%         6.09%         6.52%
    Portfolio turnover ..........................        176%         212%         339%          352%          385%
    Net assets at end of period
     (000 omitted) ..............................   $173,569     $117,077     $114,861      $124,921      $105,178

  ----------
     # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend dispursing agent. For fiscal years ending after September 1, 1995, the fund's expenses are calculated without reduction for this expense offset arrangement.

  [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:




       Net investment income ..........  $ 0.48     $ 0.54     $ 0.54     $ 0.57     $ 0.57
       Ratios (to average net assets):
        Expenses## ....................     1.67%      1.69%      1.77%      1.77%      1.77%
        Net investment income .........     4.98%      5.74%      5.70%      5.88%      6.26%

     Class C Shares
     .........................................................................

                                                          Year Ended     Year Ended    Period Ended
                                                         February 28,   February 28,   February 28,
                                                             1999           1998          1997**
                                                        -------------- -------------- -------------
    Per share data (for a share outstanding
     throughout each period):
     Net asset value -- beginning of period ...........    $  9.72        $  9.43         $ 9.51
                                                           -------        -------         ------
     Income from investment operations# --
      Net investment income[sec] ......................    $  0.49        $  0.55         $ 0.47
      Net realized and unrealized gain (loss)
       on investments .................................       0.01           0.29          (0.09)
                                                           -------        -------         ------
       Total from investment operations ...............    $  0.50        $  0.84         $ 0.38
                                                           -------        -------         ------
     Less distributions declared to shareholders
      from net investment income ......................    $ (0.51)       $ (0.55)        $(0.46)
                                                           -------        -------         ------
     Net asset value -- end of period .................    $  9.71        $  9.72         $ 9.43
                                                           =======        =======         ======
       Total return ...................................       5.23%          9.15%          4.06%++
    Ratios (to average net assets)/Supplemental data[sec]:
     Expenses## .......................................       1.57%          1.59%          1.55%+
     Net investment income ............................       5.03%          5.85%          5.97%+
    Portfolio turnover ................................        176%           212%           339%
    Net assets at end of period (000 omitted) .........    $36,340        $11,354         $6,046

     --------
       ** For the period from the inception of Class C, April 1, 1996, through
          February 28, 1997.
        + Annualized.
       ++ Not annualized.
        # Per share data are based on average shares outstanding.
       ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

    [sec] The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:



       Net investment income .........................       $0.48          $0.54          $0.46
       Ratios (to average net assets):
        Expenses## ...................................        1.67%         1.69%           1.70%+
        Net investment income ........................        4.93%         5.75%           5.82%+

Appendix A

o    Investment Techniques and Practices


     In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described in the Risk Return Summary of the prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


     Investment Techniques/Practices
     .........................................................................


     Symbols   [check]permitted                      -- not permitted
     -------------------------------------------------------------------------
     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
           Pass-Through Securities                                   [check]
         Corporate Asset-Backed Securities                              --
         Mortgage Pass-Through Securities                            [check]
         Stripped Mortgage-Backed Securities                            --
       Corporate Securities                                             --
       Loans and Other Direct Indebtedness                              --
       Lower Rated Bonds                                                --
       Municipal Bonds                                                  --
       Speculative Bonds                                                --
       U.S. Government Securities                                    [check]
       Variable and Floating Rate Obligations                        [check]
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      [check]
     Equity Securities                                                  --
     Foreign Securities Exposure
       Brady Bonds                                                      --
       Depositary Receipts                                              --
       Dollar-Denominated Foreign Debt Securities                       --
       Emerging Markets                                                 --
       Foreign Securities                                               --
     Forward Contracts                                                  --
     Futures Contracts                                                  --
     Indexed Securities/Structured Products                             --
     Inverse Floating Rate Obligations                                  --

     .........................................................................


     Symbols   [check]permitted                      -- not permitted
     -------------------------------------------------------------------------
     Investment in Other Investment Companies                           --
      Open-End Funds                                                 [check]
      Closed-End Funds                                               [check]
     Lending of Portfolio Securities                                 [check]
     Leveraging Transactions
       Bank Borrowings                                                  *
       Mortgage "Dollar-Roll" Transactions                              *
       Reverse Repurchase Agreements                                    *
     Options
       Options on Foreign Currencies                                    --
       Options on Futures Contracts                                     --
       Options on Securities                                            --
       Options on Stock Indices                                         --
       Reset Options                                                    --
       "Yield Curve" Options                                            --
     Repurchase Agreements                                           [check]
     Restricted Securities                                           [check]
     Short Sales                                                        *
     Short Sales Against the Box                                        --
     Short Term Instruments                                          [check]
     Swaps and Related Derivative Instruments                            --
     Temporary Borrowings                                            [check]
     Temporary Defensive Positions                                   [check]
     Warrants                                                           --
     "When-issued" Securities                                        [check]

     --------
    *     May be modified only with shareholder approval.

The MFS Family of Funds(R)

Americas Oldest Mutual Fund Group

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are grouped below according to the types of securities in their portfolios. For information on the specific risks, charges, and expenses associated with any MFS fund, obtain a prospectus



Stock
-------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth
  Stock Fund
MFS(R) Capital Opportunities Fund
MFS(R) Emerging Growth Fund
MFS(R) Equity Income Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund
MFS(R) Managed Sectors Fund
MFS(R) Mid Cap Growth Fund
MFS(R) New Discovery Fund
MFS(R) Research Fund
MFS(R) Research Growth and
  Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Union Standard(R) Equity Fund

Stock and Bond
-------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) High Yield Opportunities Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity
-------------------------------------
MFS(R) Government Limited
  Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

Global+
-------------------------------------
MFS(R)/Foreign & Colonial Emerging
  Markets Equity Fund
MFS(R) International Growth Fund
MFS(R) International Growth
  and Income Fund
MFS(R) Global Asset Allocation Fund
MFS(R) Global Equity Fund
MFS(R) Global Governments Fund
MFS(R) Global Growth Fund
MFS(R) Global Total Return Fund
MFS(R) Research International Fund

National Tax-Free Bond
-------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
-------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee,
Virginia, West Virginia

Money Market
-------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund


+ MFS(R) "global" funds were formerly "world" funds. As of August 24, 1998, their names changed but their objectives remain the same.

    MFS(R) GOVERNMENT SECURITIES FUND

    If you want more information about the fund, the following documents are available free upon request:

    Annual/Semiannual Reports. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.

    Statement of Additional Information (SAI). The SAI, dated July 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.

    You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

          MFS Service Center, Inc.
          2 Avenue de Lafayette
          Boston, MA 02111-1738
          Telephone: 1-800-225-2606
          Internet: http://www.mfs.com

    Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C., 20549-6009

    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


        The fund's Investment Company Act file number is 811-3327























                                                  MGS-1 6/99 401M 26/226/326/826

MFS(R) GOVERNMENT SECURITIES FUND
JULY 1,  1999


[LOGO MFS 75 Years]                                     Statement of Additional
                                                                    Information


500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated July 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.









                                                  MGS-13 6/99 600 26/226/326/826

Statement of Additional Information


PART I

Part I of this SAI contains information that is particular to the Fund.


     TABLE OF CONTENTS

                                                                                    Page
I      Definitions ...............................................................   1

II     Management of the Fund ....................................................   1

       The Fund ..................................................................   1

       Trustees and Officers -- Identification and Background ....................   1

       Trustee Compensation ......................................................   1

       Affiliated Service Provider Compensation ..................................   1

III    Sales Charges and Distribution Plan Payments ..............................   1

       Sales Charges .............................................................   1

       Distribution Plan Payments ................................................   1

IV     Portfolio Transactions and Brokerage Commissions ..........................   1

V      Share Ownership ...........................................................   1

VI     Performance Information ...................................................   1

VII    Investment Techniques, Practices, Risks and Restrictions ..................   1

       Investment Techniques, Practices and Risks ................................   1

       Investment Restrictions ...................................................   2

VIII   Tax Considerations ........................................................   3

IX     Independent Auditors and Financial Statements .............................   3

       Appendix A -- Trustees and Officers -- Identification and Background ......  A-1

       Appendix B -- Trustee Compensation ........................................  B-1

       Appendix C -- Affiliated Service Provider Compensation ....................  C-1

       Appendix D -- Sales Charges and Distribution Plan Payments ................  D-1

       Appendix E -- Portfolio Transactions and Brokerage Commissions ............  E-1

       Appendix F -- Share Ownership .............................................  F-1

       Appendix G -- Performance Information .....................................  G-1


I       DEFINITIONS


        "Fund" - MFS Government Securities Fund, a Massachusetts business trust organized in 1981.


        "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

        "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

        "MFSC" - MFS Service Center, Inc., a Delaware corporation.

        "Prospectus" - The Prospectus of the Fund, dated July 1, 1999, as amended or supplemented from time to time.

II      MANAGEMENT OF THE FUND

        The Fund
        MFS Government Securities Fund is an open-end, diversified management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1981 and functioned as a taxable money market fund under the name "Working Capital Trust." During the period from May 15, 1984 to July 24, 1984, the Fund's management, with the approval of its shareholders, reorganized the Fund with the objective set forth in the Prospectus and this SAI. The Fund was known as "MFS Government Guaranteed Securities Trust" until December 1990, then as "MFS Government Securities Trust" until its name was changed effective August 1992.

        Trustees and Officers -- Identification and Background The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

        Trustee Compensation
        Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Fund, for certain specified periods, is set forth in Appendix B of this Part I.

        Affiliated Service Provider Compensation
        Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III     SALES CHARGES AND DISTRIBUTION PLAN
        PAYMENTS

        Sales Charges
        Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this
        Part I, together with the Fund's schedule of dealer reallowances.

        Distribution Plan Payments
        Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV      PORTFOLIO TRANSACTIONS AND BROKERAGE
        COMMISSIONS

        Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the fund and the Adviser).

V       SHARE OWNERSHIP

        Information concerning the ownership of Fund shares by Trustees and officers of the Fund as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI      PERFORMANCE INFORMATION

        Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII     INVESTMENT TECHNIQUES, PRACTICES, RISKS
        AND RESTRICTIONS

        Investment Techniques, Practices and Risks
        The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitation applies to these investment techniques and practices:

        o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets

        Investment Restrictions
        The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more


                                  Part I -- 1
        than 50% of the outstanding shares of the Fund or a series or class, as applicable or (ii) 67% or more of the outstanding shares of the Fund or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Fund or a series or class, as applicable are represented in person or by proxy).

           Terms used below (such as Options and Futures Contracts) are defined in Part II of this SAI.

        The Fund may not:

         (1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its assets, and then only as a temporary measure for extraordinary or emergency purposes (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see paragraph (i) under the caption "State and Federal Restrictions";

         (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with interest rate futures contracts;

         (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;

         (4) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements) if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interest therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except contracts for the future acquisition or delivery of fixed income securities) in the ordinary course of the Fund's business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

         (8) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (9) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

        (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities of obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or

        (11) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


        State and Federal Restrictions: In order to comply with certain state and federal statutes and policies, the Fund will not, as a matter of operating policy, (i) borrow money for any purpose in excess of 10% of its assets (taken at market value) (moreover, the Fund will not purchase any securities for its portfolio at any time at which borrowings exceed 5% of its assets (taken at market value)), (ii) invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation, (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, (iv) invest for the purpose of exercising control or management,
        (v) invest more than 10% of its assets (taken at market value) in securities (including repurchase agreements maturing in more than seven days) for which there are no readily available market quotations. These policies are not fundamental and may be changed by the Fund without shareholder approval only in response to changes in the various state and federal requirements.



                                  Part I -- 2

        Applicability of Restrictions: Except for Investment Restriction (1) and
        (6), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

VIII    TAX CONSIDERATIONS

        For a discussion of tax considerations, see Part II of this SAI.

IX      INDEPENDENT AUDITORS AND FINANCIAL
        STATEMENTS

        Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

           The Portfolio of Investments and the Statement of Assets and Liabilities at February 28, 1999, the Statement of Operations for the year ended February 28, 1999, the Statement of Changes in Net Assets for the two years ended February 28, 1998, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


                                  Part I -- 3

     PART I -- APPENDIX A


      TRUSTEES AND OFFICERS -- IDENTIFICATION
      AND BACKGROUND

      The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

      Trustees
      JEFFREY L. SHAMES,* Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

      RICHARD B. BAILEY* (born 9/14/26)

      Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


      J. ATWOOD IVES (born 5/1/36)
      Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer
      Address: 9 Riverside Road, Weston, Massachusetts

      LAWRENCE T. PERERA (born 6/23/35)
      Hemenway & Barnes (attorneys), Partner
      Address: 60 State Street, Boston, Massachusetts

      WILLIAM J. POORVU (born 4/10/35)
      Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
      Address: Harvard Business School, Soldiers Field Road,
      Cambridge, Massachusetts

      CHARLES W. SCHMIDT (born 3/18/28)
      Private investor; International Technology Corporation, Director; The Boston Company, Director; Mohawk Paper Company, Director
      Address: 30 Colpitts Road, Weston, Massachusetts

      ARNOLD D. SCOTT* (born 12/16/42)
      Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

      ELAINE R. SMITH (born 4/25/46)
      Independent Consultant; Brigham and Women's Hospital, Executive Vice President and Chief Operating Officer (prior to September 1992)
      Address: Weston, Massachusetts

      DAVID B. STONE (born 9/2/27)
      North American Management Corp. (investment adviser), Chairman and Director; Eastern Enterprises, Trustee
      Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

      Officers
      W. THOMAS LONDON,* Treasurer (born 3/1/44)
      Massachusetts Financial Services Company, Senior Vice President

      STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
      Massachusetts Financial Services Company, Senior Vice
      President, General Counsel and Assistant Secretary

      JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
      Massachusetts Financial Services Company, Senior Vice
      President and Associate General Counsel

      JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
      Massachusetts Financial Services Company, Senior Vice President

      ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
      Massachusetts Financial Services Company, Vice President (since September
      1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)

      MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
      Massachusetts Financial Services Company, Vice President (since March
      1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September
      1994)

      ------------------------------
      * "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


      Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.


                                 Part I -- A-1

     PART I -- APPENDIX B


     TRUSTEE COMPENSATION

      The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $2,500 per year plus $135 per meeting and $100 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 73.

Trustee Compensation Table
 ................................................................................


                                            Retirement Benefit                                Total Trustee
                           Trustee Fees       Accrued as Part       Estimated Credited       Fees from Fund
Trustee                    from Fund(1)     of Fund Expense(1)     Years of Service(2)     and Fund Complex(3)
-----------------------   --------------   --------------------   ---------------------   --------------------
Richard B. Bailey            $3,282              $  825                     8                  $259,430
J. Atwood Ives                3,702                 832                    17                   149,491
Lawrence T. Perera            3,382               1,325                    24                   129,371
William J. Poorvu             3,612               1,359                    24                   139,006
Charles W. Schmidt            3,242               1,352                    17                   129,301
Arnold D. Scott                   0                   0                   N/A                         0
Jeffrey L. Shames                 0                   0                   N/A                         0
Elaine R. Smith               3,882                 925                    27                   150,511
David B. Stone                3,728               1,267                    11                   165,826


--------------
(1) For the fiscal year ended February 28, 1999.
(2) Based upon normal retirement age (73).
(3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 31 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $43 billion) except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately $68 billion).



Estimated Annual Benefits Payable by Fund Upon Retirement(4)
 ................................................................................

                          Years of Service
    Average
 Trustee Fees     3           5            7       10 or more
---------------------------------------------------------------
   $2,918       $438       $  729       $1,021      $1,459
    3,188        478          797        1,116       1,594
    3,459        519          865        1,211       1,729
    3,729        559          932        1,305       1,865
    4,000        600        1,000        1,400       2,000
    4,270        641        1,068        1,495       2,135

--------------
(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.


                                 Part I -- B-1

PART I -- APPENDIX C


AFFILIATED SERVICE PROVIDER COMPENSATION
 ................................................................................
The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                        Paid to MFS     Amount    Paid to MFS for     Paid To MFSC     Amount      Aggregate
                       for Advisory     Waived     Administrative     for Transfer     Waived     Amount Paid
  Fiscal Year Ended      Services       By MFS        Services      Agency Services   by MFSC   To MFS and MFSC
--------------------- -------------- ----------- ----------------- ----------------- --------- -----------------
 February 28, 1999      $1,452,331     $485,623       $59,509            $544,624        N/A         $2,056,464
 February 28, 1998      $1,214,387     $420,618       $57,901*           $520,789        N/A         $1,793,077
 February 28, 1997      $1,076,326     $645,570          N/A             $803,429        N/A         $1,879,755

--------------
* From March 1, 1997, the commencement of the Master Administrative Service Agreement.


                                 Part I -- C-1

PART I -- APPENDIX D


SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


Sales Charges
 ............................................................................
The following sales charges were paid during the specified periods:




                              Class A Initial Sales Charges:                 CDSC Paid to MFD on:
                                          Retained      Reallowed     Class A      Class B       Class C
    Fiscal Year End          Total         By MFD      to Dealers      Shares       Shares       Shares
----------------------------------------------------------------------------------------------------------
February 28, 1999         $1,200,098      $199,411     $1,000,687     $3,509      $429,961      $21,937
February 28, 1998         $  422,293      $ 58,857     $  363,436     $3,470      $279,216      $ 2,556
February 28, 1997         $  447,908      $ 60,477     $  387,431     $3,861      $279,385      $   789


Dealer Reallowances
 ............................................................................
As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:



                                              Dealer Reallowance as a
Amount of Purchase                           percent of Offering Price
     Less than $100,000                                4.00%
     $100,000 but less than $250,000                   3.20%
     $250,000 but less than $500,00  0                 2.25%
     $500,000 but less than $1,000,000                 1.70%
     $1,000,000 or more                                None*

--------------
*  A CDSC will apply to such purchase.



Distribution Plan Payments
 ................................................................................
During the fiscal year ended February 28, 1999, the Fund made the following Distribution Plan payments:


                              Amount of Distribution and Service Fees:
 Class of Shares        Paid By Fund     Retained By MFD     Paid To Dealers
-------------------------------------------------------------------------------
 Class A Shares          $1,076,050         $  383,816           $692,234
 Class B Shares          $1,444,726         $1,105,268           $339,458
 Class C Shares          $  245,257         $      571           $244,686

Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.


                                 Part I -- D-1

PART I -- APPENDIX E


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


Brokerage Commissions
 ...............................................................................
The following brokerage commissions were paid by the Fund during the specified time periods:



                           Brokerage Commissions
     Fiscal Year End           Paid by Fund
--------------------------------------------------------------------------------
    February 28, 1999              $-0-
    February 28, 1998              $-0-
    February 28, 1997              $-0-

Securities Issued By Regular Broker-Dealers
 ................................................................................
During the fiscal year ended February 28, 1999, the Fund did not purchase any securities issued by regular broker-dealers of the Fund.







                                 Part I -- E-1

 PART I -- APPENDIX F


 SHARE OWNERSHIP


 Ownership By Trustees and Officers
 As of March 31, 1999, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.


 25% or Greater Ownership
 The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of March 31, 1999, and are therefore presumed to control the Fund:



                                Jurisdiction of Organization
 Name and Address of Investor          (if a Company)         Percentage Ownership
----------------------------------------------------------------------------------
          None

    5% or Greater Ownership of Share Class
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of March 31, 1999:


Name and Address of Investor Ownership          Percentage
 ..........................................................................
MLPF&S for the Sole Benefit of its Customers    12.13% of Class B Shares
Attn: Fund Administration 97B92
4800 Deer Lake Drive E--3rd Floor
Jacksonville, FL 32246-6484
 ..........................................................................
MLPF&S for the Sole Benefit of its Customers    24.35% of Class C Shares
Attn: Fund Administration 97JT5
4800 Deer Lake Drive E--3rd Floor
Jacksonville, FL 32246-6484
 ..........................................................................
TRS MFS DEF Contribution Plan                   8.86% of Class I Shares
c/o Mark Leary--19th Floor
Mass Financial Services
500 Boylston Street
Boston, MA 02116-3740
 ..........................................................................
TRS of the MFS Pension Plan                     91.14% of Class I Shares
c/o Mark Leary
Mass Financial Services
500 Boylston Street
Boston, MA 02116-3740
   .....................................................................



                                 Part I -- F-1

PART I -- APPENDIX G


  PERFORMANCE INFORMATION
  ..............................................................................

  All performance quotations are as of February 28, 1999.



                                                          Average Annual          Actual 30-
                                                          Total Returns            Day Yield   30-Day Yield     Current
                                                 -------------------------------  (Including   (Without Any   Distribution
                                                   1 Year     5 Year    10 Year    Waivers)      Waivers)         Rate
                                                 -------------------------------------------------------------------------
  Class A Shares, with initial sales charge
  (4.75%)                                           0.96%      5.51%     7.66%         4.69         4.60          5.31
  Class A Shares, at net asset value                6.00%      6.54%     8.18%          N/A          N/A           N/A
  Class B Shares, with CDSC
  (declining over 6 years from 4% to 0%)            1.32%      5.50%     7.77%          N/A          N/A           N/A
  Class B Shares, at net asset value                5.32%      5.81%     7.77%         4.27         4.17          4.91
  Class C Shares, with CDSC
  (1% for first year)                               4.23%      6.12%     7.97%          N/A          N/A           N/A
  Class C Shares, at net asset value                5.23%      6.12%     7.97%         4.26         4.16          4.92
  Class I Shares, at net asset value                6.37%      6.71%     8.27%         5.28         5.18          5.93


  --------------
  +Annualized, based upon the last distribution.



  The fund initially offered class A shares on July 25, 1984, class B shares on August 30, 1993, class C shares on April 1, 1996 and class I shares on January 2, 1997. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. Class B and class C share performance generally would have been lower than class A share performance had class B and class C shares been offered for the entire period, because the operating expenses (e.g., distribution and service fees) attributable to class B and class C shares are higher than those of class A shares. Class B and class C share SEC performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge applicable to class A shares.


  Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. Class I share performance generally would have been higher than class A share performance had class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class I shares are lower than those of class A shares. Class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge.

  Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.


                                 Part I -- G-1